UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2004

Collegiate Pacific Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-17293	22-2795073

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas	75234

(Address of principal executive offices)	(Zip Code)

(972) 243-8100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
Indenture dated November 26, 2004
Registration Rights Agreement
Letter Agreement dated November 23, 2004
Letter Relating to Loan Documents dated November 26, 2004
Press Release
Consent Agreement

Item 1.01 Entry into a Material Definitive Agreement.

     A. Introduction.

     On November 26, 2004, Collegiate Pacific Inc. (the “Company”) announced the completion of its sale of $40,000,000 principal amount of 5.75% Convertible Senior Subordinated Notes due 2009 (the “Notes”). The Notes were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Thomas Weisel Partners LLC (“Thomas Weisel”) was the initial purchaser of the Notes.

     B. The Indenture.

     The Notes are governed by the Indenture dated as of November 26, 2004, between the Company and The Bank of New York Trust Company N.A., as trustee (the “Indenture”). The Indenture provides, among other things, that the Notes will bear interest of 5.75% per year, payable semi-annually and will be convertible into the Company’s common stock at a conversion rate of 68.2594 shares per $1,000 principal amount of notes, subject to certain adjustments. This is equivalent to a conversion price of approximately $14.65 per share. On or after December 31, 2005, the Company may redeem the Notes, in whole or in part, at the redemption price, which is 100% of the principal amount, plus accrued and unpaid interest and additional interest, if any, to, but excluding, the redemption date only if the closing price of the Company’s common stock exceeds 150% of the conversion price for at least 20 trading days in any consecutive 30-day trading period. The Company will make an additional payment in cash with respect to the Notes called for redemption on or before December 10, 2007 in an amount equal to $172.50 per $1,000 principal amount of the Notes, less the amount of any interest actually paid on the Notes before the redemption date. In addition, upon the occurrence of a fundamental change, holders may require the Company to purchase all or a portion of the Notes in cash at a price equal to 100% of the principal amount of Notes to be repurchased, plus accrued and unpaid interest and additional interest, if any, to, but excluding, the repurchase date, plus the make whole premium, if applicable. The Indenture is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

     C. The Registration Rights Agreement.

     In connection with the completion of the sale of the Notes, on November 26, 2004, the Company entered into a registration rights agreement with Thomas Weisel (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, the Company is required to file with the Securities and Exchange Commission a registration statement for the registration of the Notes and the shares issuable upon conversion of the Notes within 90 days after the closing. The Company has agreed to use its reasonable efforts to cause the registration statement to be declared effective under the Securities Act within 180 days after the closing. The Registration Rights Agreement is attached as Exhibit 99.3 to this report and is incorporated herein by reference.

     D. Amendment of the Credit Facility.

     The Company has a credit facility with Merrill Lynch Business Financial Service Inc. (“MLBFS”), which facility was amended on April 28, 2004 to increase the credit facility from $5.0 million to $12.0 million and to extend the term of the facility to December 31, 2005. In connection with the of the offer and sale of the Notes, on November 18, 2004, the Company entered into a consent agreement with MLBFS (the “Consent Agreement”), providing for, among other things, MLBFS’s consent to the issuance of the Notes. On November 23, 2004, the Company entered into a letter agreement with MLBFS (the “November 23 Letter Agreement”), providing for, among other things, a change of the maturity of the credit facility from December 31, 2005 to September 30, 2005. The November 23 Letter Agreement is attached as Exhibit 99.4 to this report and is incorporated herein by reference.

     In addition, on November 26, 2004, the Company entered into a letter agreement with MLBFS (the “November 26 Letter Agreement”), providing for, among other things, amendments to certain financial covenants in the credit facility. The November 26 Letter Agreement is attached as Exhibit 99.5 to this report and is incorporated herein by reference.

     The foregoing description of the Indenture, the Registration Rights Agreement, the November 23 Letter Agreement and the November 26 Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Indenture, the Registration Rights Agreement, the November 23 Letter Agreement and the November 26 Letter Agreement which are filed as exhibits to this report.

Item 8.01 Other Events.

     A. Press Release.

     The press release of the Company dated November 26, 2004, announcing the completion of the sale of the Notes is attached as Exhibit 99.6 to this report and is incorporated herein by reference.

     B. Consent Agreement.

     The Consent Agreement providing for, among other things, MLBFS’s consent to the issuance of the Notes is attached as Exhibit 99.7 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Indenture dated November 26, 2004, between Collegiate Pacific Inc. and The Bank of New York Trust Company N.A., as Trustee.

99.2	Form of 5.75% Convertible Senior Subordinated Note Due 2009 (included in Section 2.2 of Exhibit 99.1 to this report).

99.3	Registration Rights Agreement dated as of November 26, 2004, between Collegiate Pacific Inc. and Thomas Weisel Partners LLC.

99.4	Letter Agreement among Merrill Lynch Business Financial Services Inc., Collegiate Pacific Inc., Tomark Sports, Inc., Kesslers Team Sports, Inc. and Dixie Sporting Goods Co, Inc., dated November 23, 2004.

99.5	Letter from Merrill Lynch Business Financial Services Inc., dated November 26, 2004, relating to the Loan Documents by and between Merrill Lynch Business Financial Services Inc. and Collegiate Pacific Inc.

99.6	Press release dated November 26, 2004.

99.7	Consent Agreement between Merrill Lynch Business Financial Services Inc. and Collegiate Pacific Inc., dated November 18, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Pacific Inc.

Date: November 29, 2004	By:	/s/ William R. Estill

William R. Estill Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Indenture dated November 26, 2004, between Collegiate Pacific Inc. and The Bank of New York Trust Company N.A., as Trustee.
99.2	Form of 5.75% Convertible Senior Subordinated Note Due 2009 (included in Section 2.2 of Exhibit 99.1 to this report).
99.3	Registration Rights Agreement dated as of November 26, 2004, between Collegiate Pacific Inc. and Thomas Weisel Partners LLC.
99.4	Letter Agreement among Merrill Lynch Business Financial Services Inc., Collegiate Pacific Inc., Tomark Sports, Inc., Kesslers Team Sports, Inc. and Dixie Sporting Goods Co, Inc., dated November 23, 2004.
99.5	Letter from Merrill Lynch Business Financial Services Inc., dated November 26, 2004, relating to the Loan Documents by and between Merrill Lynch Business Financial Services Inc. and Collegiate Pacific Inc.
99.6	Press release dated November 26, 2004.
99.7	Consent Agreement between Merrill Lynch Business Financial Services Inc. and Collegiate Pacific Inc., dated November 18, 2004.